SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 11, 2008

Soyodo Group Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-32341	84-1482082
(Commission File Number)	(IRS Employer Identification No.)

Unit 2, 15 Fl., 83, Nankan Rd. Sec. 1
Luchu Taoyuan County
Taiwan

(Address of principal executive offices)(Zip Code)

011-8863-322-9658

 (Issuer's Telephone Number)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On March 11, 2008, Soyodo Group Holdings, Inc. (the “Company”) notified Jaspers + Hall, PC (“Jaspers”) that it was being dismissed as the Company’s independent registered public accounting firm. The decision to dismiss Jaspers as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on March 11, 2007.

During the fiscal year ended December 31, 2006, and any subsequent period through March 11, 2008, (i) there were no disagreements between Registrant and Jaspers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Jaspers would have caused Jaspers to make reference to the matter in its reports on Registrant's financial statements, and (ii) except for Jaspers’ report on Registrant's financial statements for the year ended December 31, 2006 which included an explanatory paragraph wherein they expressed substantial doubt about Registrant's ability to continue as a going concern, Jaspers’ reports on Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2006 and through March 11, 2008, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

On March 11, 2008, Registrant provided Jaspers with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Jaspers furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is filed herewith as Exhibit 16.1.

New independent registered public accounting firm

On March 11, 2008, the Company has engaged KCCW Accountancy Corp. (“KCCW”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2007. The decision to engage KCCW as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on March 11, 2007.

During the year ended December 31, 2006 and any subsequent period through March 11, 2008, the Company did not consult with KCCW regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit No.	Description

16.1	Letter dated March 11, 2007, from Jaspers + Hall, PC to the Securities and Exchange Commission regarding statements included in this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soyodo Group Holdings Inc.

March 14, 2008	By:	/s/ Sheng-Peir Yang
Sheng-Peir Yang
President